UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549
                       -----------------------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 10, 2002


                               MEDSOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



           Texas                       0-32995                   75-2531556
      ---------------              ---------------             ---------------
(State of other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)            Identification No.)



           12750 Merit Drive - Park Central VII
                 Suite 770 Dallas, Texas                   75251
         ----------------------------------------      -------------
         (Address of principal executive offices)        (Zip Code)



                                 (972) 931-2374
               Registrant's telephone number, including area code


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 4. CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective as of September 9, 2002, MedSolutions, Inc (the "Company") as a result of the recent merger of several of the Partners of Grassi & Co., CPA's P.C. into Marcum & Kliegman, LLP, dismissed Grassi & Co., CPA's, P.C. and engaged Marcum & Kliegman, LLP as its independent accountant. The decision to change accountants was approved by the Board of Directors of the Company.

The Grassi & Co., CPA's, P.C. report on the Company's financial statements for the past two years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; however, Grassi & Co., CPA's, P.C. did modify its opinion due to going concern uncertainties.

During the two most recent years ended December 31, 2001 and 2000, and the subsequent interim period through September 9, 2002, there were no disagreements with Grassi & Co., CPA's, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi & Co., CPA's, P.C., would have caused Grassi & Co., CPA's, P.C. to make reference thereto in their report on the financial statements for such years.

During the two most recent years and the subsequent interim period through September 9, 2002 there were no reportable events (as defined in Regulation S-B
Item 304(a)(1)(iv)).

During the two most recent years and the subsequent interim period through September 9, 2002, neither the Company nor anyone on its behalf, has consulted with Marcum & Kliegman, LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements: or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(2)(i) and (ii) of regulation S-B and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1) (iv) of Regulation S-B.

The Company provided Grassi & Co., CPA's, P.C. with a copy of the disclosure made under this Item 4 of Form 8-K and has requested that Grassi & Co., CPA's, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated September 10, 2002, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1. - Letter dated September 10, 2002, from Grassi & Co. CPA's, P.C. to the Securities and Exchange Commission regarding change in certifying accountants.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 8, 2002                       MedSolutions, INC.

                                 By: /S/ Matthew H. Fleeger
                                     -------------------------------------------
                                     Matthew H. Fleeger, President and Chief
                                     Executive Officer